UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________
FORM 8-K
__________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 3, 2022
SoFi Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-39606 (Commission File Number)	98-1547291 (I.R.S. Employer Identification No.)

	234 1st Street San Francisco, California	94105
	(Address of principal executive offices)	(Zip Code)
(855) 456-7634
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	SOFI	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note
This Current Report on Form 8-K is being filed in connection with the completion, effective March 3, 2022, of SoFi Technologies, Inc.’s (“SoFi”) previously announced acquisition of Technisys S.à r.l., a Luxembourg société à responsabilité limitée formerly known as Technisys S.A., a Luxembourg société anonyme (“Technisys”), pursuant to the Agreement and Plan of Merger and Reorganization, dated as of February 19, 2022 and amended as of March 3, 2022 (the “Merger Agreement”), by and among SoFi, Technisys, Atom New Delaware, Inc., a Delaware corporation and the direct parent of Technisys (“Atom New Delaware”), Atom Merger Sub Corporation, a Delaware corporation and wholly owned subsidiary of SoFi (“Merger Sub”), and Fortis Advisors LLC, a Delaware limited liability company, in its capacity as the representative.
Item 3.02 Unregistered Sales of Equity Securities.
The disclosure set forth in the Introductory Note is incorporated herein by reference.
The shares of common stock, par value $0.0001, of SoFi (“SoFi Common Stock”) issued in connection with the Merger (as defined below) were not registered under the Securities Act of 1933, as amended, and were issued in reliance on the exemption from registration requirements provided under Section 4(a)(2) thereof.
Item 8.01 Other Events.
The information set forth in the Introductory Note is incorporated herein by reference.
Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), Merger Sub merged with and into Atom New Delaware (the “Merger”), with Atom New Delaware surviving the Merger as a wholly owned subsidiary of SoFi.
In connection with the closing of the Merger (the “Closing”), SoFi issued an aggregate of 81,856,112 shares of SoFi Common Stock to Atom New Delaware stockholders, which consideration will be subject to a customary post-Closing purchase price adjustment process. A portion of the SoFi Common Stock issued in the Merger was deposited with an escrow agent at the Effective Time to secure the indemnification and post-Closing purchase price adjustment obligations of former Atom New Delaware stockholders under the Merger Agreement.
At the Effective Time, each unit granted under Technisys’ 2020 Long Term Incentive Plan that was outstanding as of immediately prior to the Effective Time (each, a “Technisys LTIP Unit”) and that was vested or that vested by its terms as of the date of the Merger Agreement as a result of the occurrence of the Effective Time, was canceled in exchange for the right to receive, without interest and less applicable withholding taxes, an amount in cash calculated in accordance with the Merger Agreement, which cash amount will be payable in two equal installments, the first within 30 days of Closing and the second on the one-year anniversary of Closing. Each Technisys LTIP Unit that was unvested and did not vest by its terms as of the date of the Merger Agreement as a result of the occurrence of the Effective Time was canceled and converted into a SoFi restricted stock unit award with a vesting schedule no less favorable to the holder of such Technisys LTIP Unit than the vesting schedule that applied to such Technisys LTIP Unit immediately prior to the Effective Time, and in respect of a number of shares of SoFi Common Stock calculated in accordance with the Merger Agreement.
The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which was filed as Exhibit 2.1 to SoFi’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 24, 2022, and is incorporated herein by reference.
On March 3, 2022, SoFi issued a press release announcing the completion of the Merger, a copy of which is filed as Exhibit 99.1 and is incorporated herein by reference.
Cautionary Statement Forward-Looking Statements
This communication contains certain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the proposed transaction, the plans, objectives, expectations and intentions of SoFi and Technisys and other statements that are not historical facts. Such statements are subject to numerous assumptions, risks and uncertainties. These forward-looking statements are not guarantees of performance. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. Words such as “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “intend”, “may”, “opportunity”, “future”, “strategy”, “might”, “plan”, “possible”, “potential”, “predict”, “project”, “should”, “strive”, “would”, “will be”, “will continue”, “will likely result” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.
Factors that could cause actual results to differ materially from those contemplated by these forward-looking statements include: the effect and uncertainties related to the COVID-19 pandemic (including any government responses thereto); SoFi’s ability to achieve and maintain profitability in the future; the impact on SoFi’s business of the regulatory environment and complexities with compliance related to such environment; SoFi’s ability to respond to general economic conditions; SoFi’s ability to manage its growth effectively and its expectations regarding the development and expansion of its business; SoFi’s ability to access sources of capital, including debt financing and other sources of capital to finance operations and growth; the success of SoFi’s continued investments in its Financial Services segment and in its business generally; the success of SoFi’s marketing efforts and its ability to expand its member base; SoFi’s ability to maintain its leadership position in certain categories of its business and to grow market share in existing markets or any new markets it may enter; SoFi’s ability to develop new products, features and functionality that are competitive and meet market needs; SoFi’s ability to realize the benefits of its strategy, including what SoFi refers to as its Financial Services Productivity Loop; SoFi’s ability to make accurate credit and pricing decisions or effectively forecast its loss rates; SoFi’s ability to establish and maintain an effective system of internal controls over financial reporting; SoFi’s ability to realize the anticipated benefits of its acquisition of Golden Pacific Bank; the impact of additional regulation as a result of SoFi’s becoming a bank holding company; SoFi’s ability to operate SoFi Bank pursuant to its operating agreement with the Office of the Comptroller of the Currency; the outcome of any legal or governmental proceedings that may be instituted against SoFi or Technisys; the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, integration or as a result of changes in the economic or market environments and competitive factors; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; the dilution caused by SoFi’s issuance of additional shares of its capital stock in connection with the transaction; and other factors that may affect the future results of SoFi and Technisys. Additional factors that could cause results to differ materially from those described above can be found in SoFi’s Annual Report on Form 10-K for the year ended December 31, 2021, which is on file with the SEC and available on SoFi’s investor relations website, https://investors.sofi.com, under the heading “Financials,” and in other documents SoFi files with the SEC.
All forward-looking statements speak only as of the date they are made and are based on information available at that time. SoFi does not assume any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.
Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of SoFi Technologies, Inc., dated March 3, 2022
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SoFi Technologies, Inc.

Date: March 3, 2022	By:	/s/ Christopher Lapointe
	Name:	Christopher Lapointe
	Title:	Chief Financial Officer